EXHIBIT 23




                 CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the registration statement listed below of our report on the financial statements of The Coca-Cola Company Thrift Plan included in the Annual Report on Form 11-K of The Coca-Cola
Company for the year ended December 31, 1993:

          Registration Statement No. 2-58584 on Form S-8, dated
          November 20, 1987, as amended



                              BANKS, FINLEY, WHITE & CO.

Atlanta, Georgia
June 23, 1994